UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 23, 2003

Smith Micro Software, Inc. (Exact name of registrant as specified in its charter)

Delaware	000-26536	33-0029027

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Columbia, Suite 200, Aliso Viejo, California	92656

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(949) 362-5800

Not applicable (Former name or former address, if changed since last report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release, dated October 23, 2003, announcing Smith Micro Software, Inc.’s financial results for the three and nine months ended September 30, 2003 (furnished herewith but not filed pursuant to Item 12).

Item 12.	Results of Operations and Financial Condition.

On October 23, 2003, Smith Micro Software, Inc. issued a press release announcing its financial results for the three and nine months ended September 30, 2003. A copy of the press release is furnished herewith as Exhibit No. 99.1.

The information contained in this report and in the exhibit attached to this report is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 23, 2003

SMITH MICRO SOFTWARE, INC., a Delaware corporation (Registrant)

By: /s/ ROBERT W. SCHEUSSLER

Robert W. Scheussler Chief Financial Officer

Index to Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release, dated October 23, 2003, announcing Smith Micro Software, Inc.’s financial results for the three and nine months ended September 30, 2003 (furnished herewith but not filed pursuant to Item 12).